                                                            Exhibit 99.1
                                                            ------------

In June 2001 Mail-Well, Inc. ("Mail-Well") adopted a new strategic plan and announced a restructuring of its Envelope and Commercial Printing segments, the sale of its Label and Printed Office Products segments and the sale of certain non-strategic operations of its Envelope and Commercial Printing segments. In July 2002, Mail-Well announced that it would not sell PrintXcel, an operation included in the Printed Office Products segment.

The accompanying pro forma condensed consolidated income statements present Mail-Well's results for the periods indicated as if the Label and the Curtis 1000 segments and the non-strategic operations of its Envelope and Commercial Printing segments had been divested January 1, 2000. In addition, all restructuring and other non recurring charges recorded in 2000, 2001 and 2002 have been excluded.

The pro forma condensed consolidated income statements should be read in conjunction with Mail-Well's Annual Report on Form 10-K for the year ended December 31, 2001 and Mail-Well's Quarterly Reports on Form 10-Q for the period ended March 31, 2002 and for the period ended June 30, 2002 when filed.

                                                     MAIL-WELL, INC.
                                       CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                                                       PRO FORMA
                                         (IN MILLIONS, EXCEPT PER SHARE AMOUNTS)

                                                        SIX-MONTHS ENDED                     THREE-MONTHS ENDED
                                                        ----------------            ------------------------------------
                                                         JUNE 30, 2002              JUNE 30, 2002         MARCH 31, 2002
                                                          (UNAUDITED)                (UNAUDITED)           (UNAUDITED)
                                                         -------------              -------------         --------------
Net sales                                                 $    816.5                 $    394.7             $   421.8

Gross profit                                                   158.1                       76.6                  81.5
    Selling, administrative and other                          128.5                       64.5                  64.0
    Amortization                                                 1.0                        0.5                   0.5
                                                          -----------                -----------            ----------
Operating income                                                28.6                       11.6                  17.0
    Interest and other expense                                  35.9                       19.4                  16.5
                                                          -----------                -----------            ----------
Income before income taxes                                      (7.3)                      (7.8)                  0.5
    Income taxes                                                (3.1)                      (3.3)                  0.2
                                                          -----------                -----------            ----------
Net income                                                $     (4.2)                $     (4.5)            $     0.3
                                                          ===========                ===========            ==========

ADDITIONAL INFORMATION:

EBITDA                                                    $     52.5                 $     23.3             $    29.2
                                                          ===========                ===========            ==========

Earnings per share - assuming dilution                    $    (0.09)                $    (0.10)            $    0.01
                                                          ===========                ===========            ==========

         NOTES TO PRO FORMA CONDENSED STATEMENTS OF INCOME
                               2002



1. Results of non-strategic operations of the Envelope and Commercial Printing segments ("Assets Held For Sale") have been excluded. Sales and operating income of the Assets Held For Sale for the periods presented were as follows:


                      SIX-MONTHS ENDED         THREE-MONTHS ENDED
                      ----------------         ------------------
                          6/30/02           6/30/02            3/31/02
                          -------           -------            -------

     Sales               $    53.6         $    26.6          $    27.0
     Operating income    $     3.1         $     1.6          $     1.5


2.   Sales to Curtis 1000 and the Label Segment, ("Discontinued
     Operations") and Assets Held For Sale are included in the net sales reported in the pro forma Condensed Consolidated Statements of Income. These sales are eliminated in Mail-Well's Consolidated Statement of Income as intercompany sales.

3. Interest expense has been reduced by the amount of interest deemed attributable to the debt repaid with the net proceeds received from the sale of Curtis 1000 and the sale of the Label segment. Interest expense has also been reduced by the assumed net proceeds from the divestiture of Asset Held For Sale. The reduction in interest expense for the six-months ended June 30, 2002 was $4.0 million. Interest expense was reduced $2.3 million and $1.7 million for the three-months ended June 30, 2002 and March 31, 2002, respectively.

4. Restructuring and other non recurring charges recorded by the Commercial Printing, Envelope and PrintXcel segments in connection with the 2000 and 2001 restructuring programs have been excluded. The restructuring and other non recurring charges recorded for the six-months ended June 30, 2002 were $28.2 million. Restructuring and other non recurring charges recorded during the three-months ended June 30, 2002 and March 31, 2002 were $13.7 million and $14.5 million, respectively. In addition, impairment charges recorded during the three-months ended June 30, 2002 in the amount of $13.2 million were excluded.

5. Income taxes have been provided at an effective tax rate applicable to Mail-Well's results excluding Discontinued
     Operations, Assets Held For Sale and restructuring and other non-recurring charges.

6. Sales, operating income and EBITDA for the Envelope, Commercial Printing and PrintXcel segments, excluding Asset Held For Sale and restructuring and other non-recurring charges, are presented below:

                        SIX-MONTHS ENDED      THREE-MONTHS ENDED
                        ----------------      ------------------
                            6/30/02         6/30/02         3/31/02
                            -------         -------         -------

Sales
  Envelope                 $    363.3      $    178.1      $   185.2
  Commercial Printing           351.3           166.4          184.9
  PrintXcel                     105.5            52.2           53.3
  Intercompany sales             (3.6)           (2.0)          (1.6)
                           ----------      ----------      ---------
  Total                    $    816.5      $    394.7      $   421.8
                           ==========      ==========      =========

Operating Income
  Envelope                 $     36.5      $     18.2      $    18.3
  Commercial Printing            (9.1)           (6.6)          (2.5)
  PrintXcel                       9.8             5.3            4.5
  Corporate                      (8.6)           (5.3)          (3.3)
                           ----------      ----------      ---------
                           $     28.6      $     11.6      $    17.0
                           ==========      ==========      =========

EBITDA
  Envelope                 $     46.2      $     23.0      $    23.2
  Commercial Printing             4.0               -            4.0
  PrintXcel                      12.8             6.7            6.1
  Corporate                     (10.5)           (6.4)          (4.1)
                           ----------      ----------      ---------
                           $     52.5      $     23.3      $    29.2
                           ==========      ==========      =========


                                                          MAIL-WELL, INC.
                                            CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                                                             PRO FORMA
                                              (IN MILLIONS, EXCEPT PER SHARE AMOUNTS)

                                             YEAR-ENDED                                  THREE-MONTHS ENDED
                                         -----------------  -----------------------------------------------------------------------
                                         DECEMBER 31, 2001  DECEMBER 31, 2001  SEPTEMBER 30, 2001  JUNE 30, 2001     MARCH 31, 2001
                                            (UNAUDITED)        (UNAUDITED)        (UNAUDITED)       (UNAUDITED)       (UNAUDITED)
                                         -----------------  -----------------  ------------------  -------------     --------------

Net sales                                  $    1,790.0        $    423.7         $    445.3        $    451.3         $    469.7

Gross profit                                      357.1              84.7               84.1              92.5               95.8
  Selling, administrative and other               260.2              63.4               63.4              65.4               68.0
  Amortization                                     15.8               3.8                4.0               4.2                3.8
                                           -------------       -----------        -----------       -----------        -----------
Operating income                                   81.1              17.5               16.7              22.9               24.0
  Interest and other expense                       69.4              15.8               16.7              18.6               18.3
                                           -------------       -----------        -----------       -----------        -----------
Income before income taxes                         11.7               1.7                -                 4.3                5.7
  Income taxes                                      5.4               0.8                -                 2.0                2.6
                                           -------------       -----------        -----------       -----------        -----------
Net income                                 $        6.3        $      0.9         $      -          $      2.3         $      3.1
                                           =============       ===========        ===========       ===========        ===========

ADDITIONAL INFORMATION:

EBITDA                                     $      143.7        $     34.1         $     31.8        $     38.3         $     39.5
                                           =============       ===========        ===========       ===========        ===========


Earnings per share - assuming dilution     $       0.13        $     0.02         $      -          $     0.05         $     0.06
                                           =============       ===========        ===========       ===========        ===========

     NOTES TO PRO FORMA CONDENSED STATEMENTS OF INCOME
                            2001


1. Results of non-strategic operations of the Envelope and Commercial Printing segments ("Assets Held For Sale") have been excluded. Sales and operating income of the Assets Held For Sale for the periods presented were as follows:

                        YEAR-ENDED                      THREE-MONTHS ENDED
                        ----------                      ------------------
                         12/31/01       12/31/01      9/30/01       6/30/01       3/31/01
                         --------       --------      -------       -------       -------

Sales                   $    113.0     $    26.6     $    26.9     $    29.7     $    29.8
Operating income        $     11.5     $     2.6     $     2.7     $     3.4     $     2.8


2.   Sales to Curtis 1000 and the Label Segment, ("Discontinued
     Operations") and Assets Held For Sale are included in the net sales reported in the pro forma Condensed Consolidated Statements of Income. These sales are eliminated in Mail-Well's Consolidated Statement of Income as intercompany sales.

3. Interest expense has been reduced by the amount of interest deemed attributable to the debt repaid with the net proceeds received from the sale of Curtis 1000 and the sale of the Label segment. Interest expense has also reduced by the assumed net proceeds from the divestiture of Asset Held For Sale. The reduction in interest expense for the year ended December 31, 2001 was $12.8 million. Interest expense was reduced $2.7 million, $3.1 million, $3.3 million and $3.7 million for the three-months ended December 31, 2001, September 30, 2001, June 30, 2001 and March 31, 2001,
     respectively.

4. Restructuring charges recorded by the Commercial Printing, PrintXcel and Envelope segments in connection with the 2000 and 2001 restructuring programs have been excluded. The restructuring charges recorded for the year ended December 31, 2001 were $41.2 million. Restructuring charges recorded during the three-months ended December 31, 2001, September 30, 2001 and June 30, 2001 were $17.5 million, $5.5 million, $18.2 million, respectively. There were no restructuring charges for the three-months ended March 30, 2001.

5. Income taxes have been provided at an effective tax rate applicable to Mail-Well's results excluding Discontinued
     Operations, Assets Held For Sale and restructuring and other non-recurring charges.

6. Sales, operating income and EBITDA for the Envelope, Commercial Printing and PrintXcel segments, excluding Asset Held For Sale and restructuring and other non-recurring charges, are presented below:

                         YEAR ENDED                    THREE-MONTHS ENDED
                         ----------                    ------------------
                          12/31/01      12/31/01      9/30/01      6/30/01      3/31/01
                          --------      --------      -------      -------      -------
Net sales
  Envelope               $    784.9     $  187.6     $  191.1     $  197.2     $  209.0
  Commercial Printing         788.3        183.5        200.9        198.8        205.1
  PrintXcel                   224.3         54.5         54.9         56.5         58.4
  Intercompany sales           (7.5)        (1.9)        (1.6)        (1.2)        (2.8)
                         ----------     --------     --------     --------     --------
  Total                  $  1,790.0     $  423.7     $  445.3     $  451.3     $  469.7
                         ==========     ========     ========     ========     ========

Operating income
  Envelope               $     79.3     $   21.8     $   16.9     $   19.6     $   21.0
  Commercial Printing          15.8          2.2          3.1          5.0          5.5
  PrintXcel                    19.4          4.2          3.6          5.8          5.8
  Corporate                   (33.4)       (10.7)        (6.9)        (7.5)        (8.3)
                         ----------     --------     --------     --------     --------
                         $     81.1     $   17.5     $   16.7     $   22.9     $   24.0
                         ==========     ========     ========     ========     ========

EBITDA
  Envelope               $     99.9     $   27.0     $   22.1     $   24.7     $   26.1
  Commercial Printing          41.4          8.5          9.6         11.2         12.1
  PrintXcel                    25.6          5.8          5.2          7.3          7.3
  Corporate                   (23.2)        (7.2)        (5.1)        (4.9)        (6.0)
                         ----------     --------     --------     --------     --------
                         $    143.7     $   34.1     $   31.8     $   38.3     $   39.5
                         ==========     ========     ========     ========     ========

                                                           MAIL-WELL, INC.
                                             CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                                                              PRO FORMA
                                              (IN MILLIONS, EXCEPT PER SHARE AMOUNTS)

                                             YEAR-ENDED                                  THREE-MONTHS ENDED
                                         -----------------  ------------------------------------------------------------------------
                                         DECEMBER 31, 2000  DECEMBER 31, 2000  SEPTEMBER 30, 2000  JUNE 30, 2000      MARCH 31, 2000
                                            (UNAUDITED)        (UNAUDITED)         (UNAUDITED)      (UNAUDITED)         (UNAUDITED)
                                         -----------------  -----------------  ------------------  -------------      --------------

Net sales                                  $    1,951.9        $    506.2          $    511.7        $   475.3          $    458.7
                                           -------------       -----------         -----------       ----------         -----------

Gross profit                                      411.2             107.3               105.1             99.8                99.0
  Selling, administrative and other               264.2              69.6                69.6             65.5                59.5
  Amortization                                     15.3               6.1                 3.2              3.1                 2.9
                                           -------------       -----------         -----------       ----------         -----------
Operating income                                  131.7              31.6                32.3             31.2                36.6
  Interest and other expense                       76.3              21.3                18.8             20.4                15.8
                                           -------------       -----------         -----------       ----------         -----------
Income before income taxes                         55.4              10.3                13.5             10.8                20.8
  Income taxes                                     20.8               3.9                 5.0              4.1                 7.8
                                           -------------       -----------         -----------       ----------         -----------
Net income                                 $       34.6        $      6.4          $      8.5        $     6.7          $     13.0
                                           =============       ===========         ===========       ==========         ===========

ADDITIONAL INFORMATION:

EBITDA                                     $      191.5        $     48.7          $     46.6        $    46.2          $     50.0
                                           =============       ===========         ===========       ==========         ===========

Earnings per share - assuming dilution     $       0.69        $     0.14          $     0.17        $    0.13          $     0.24
                                           =============       ===========         ===========       ==========         ===========

         NOTES TO PRO FORMA CONDENSED STATEMENTS OF INCOME
                                2000


1. Results of non-strategic operations of the Envelope and Commercial Printing segments ("Assets Held For Sale") have been excluded. Sales and operating income of the Assets Held For Sale for the periods presented were as follows:

                      YEAR-ENDED                      THREE-MONTHS ENDED
                      ----------                      ------------------
                       12/31/00      12/31/00       9/30/00       6/30/00        3/31/00
                       --------      --------       -------       -------        -------

Sales                 $   118.1      $   29.2      $    28.6     $    30.1        30.2
Operating income      $    13.3      $    2.7      $     2.9     $     3.5         4.2

2.   Sales to Curtis 1000 and the Label Segment, ("Discontinued
     Operations") and Assets Held For Sale are included in the reported net sales in the pro forma Condensed Consolidated Statements of Income. These sales had been eliminated in the Mail-Well's
     Consolidated Statement of Income as intercompany sales.

3. Interest expense has been reduced by the amount of interest deemed attributable to the debt repaid with the net proceeds received from the sale of Curtis 1000 and the sale of the Label segment. Interest expense has also been reduced by the assumed net proceeds from the divestiture of the Asset Held For Sale. The reduction in interest expense for the year ended December 30, 2000 was $13.1 million. Interest expense was reduced $3.2 million, $3.9 million, $3.2 million and $2.8 million for the three-months ended December 30, 2000, September 30, 2000, June 30, 2000 and March 31, 2000,
     respectively.

4. Restructuring charges recorded by the Commercial Printing, Envelope and PrintXcel segments in connection with the 1998 and 2000 restructuring programs were excluded. The restructuring charges recorded for the year ended December 30, 2000 were $14.0 million. Restructuring charges recorded during the three-months ended December 30, 2000 and September 30, 2000 were $13.2 million and $0.8 million, respectively. There were no restructuring charges for the three-months ended June 30, 2000 and March 31, 2000.

5. Income taxes have been provided at an effective tax rate applicable to Mail-Well's results excluding Discontinued
     Operations, Assets Held For Sale and restructuring and other non-recurring charges.

6. Sales, operating income and EBITDA for the Envelope, Commercial Printing and PrintXcel segments, excluding Asset Held For Sale and restructuring and other non-recurring charges, are presented below:

                          YEAR ENDED                   THREE-MONTHS ENDED
                          ----------                   ------------------
                           12/31/00    12/30/00      9/30/00       6/30/00       3/31/00
                           --------    --------      -------       -------       -------

Net sales
  Envelope                $   803.9    $   213.9    $    204.7    $   197.9     $   187.4
  Commercial Printing         923.0        235.0         249.2        217.9         220.9
  PrintXcel                   231.3         58.8          60.0         60.8          51.7
  Intercompany sales           (6.3)        (1.5)         (2.2)        (1.3)         (1.3)
                          ---------    ---------    ----------    ---------     ---------
  Total                   $ 1,951.9    $   506.2    $    511.7    $   475.3     $   458.7
                          =========    =========    ==========    =========     =========

Operating income
  Envelope                $    85.0    $    25.2    $     22.1    $    17.9     $    19.8
  Commercial Printing          52.8         12.4          11.4         13.1          15.9
  PrintXcel                    24.6          5.7           6.0          6.9           6.0
  Corporate                   (30.7)       (11.7)         (7.2)        (6.7)         (5.1)
                          ---------    ---------    ----------    ---------     ---------
                          $   131.7    $    31.6    $     32.3    $    31.2     $    36.6
                          =========    =========    ==========    =========     =========

EBITDA
  Envelope                $   104.5    $    30.3    $     26.9    $    23.2     $    24.1
  Commercial Printing          77.7         18.6          18.0         19.3          21.8
  PrintXcel                    30.2          7.2           7.4          8.5           7.1
  Corporate                   (20.9)        (7.4)         (5.7)        (4.8)         (3.0)
                          ---------    ---------    ----------    ---------     ---------
                          $   191.5    $    48.7    $     46.6    $    46.2     $    50.0
                          =========    =========    ==========    =========     =========